Safe Harbor

- Statements in this presentation relating to plans, strategies, trends, specific activities, investments, and other statements that are not descriptions of historical facts, including our expectations regarding our immuno-oncology and regenerative medicine clinical trials, including trials of our anti-BCMA CAR T-Cell therapy, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include any risks detailed from time to time in reports filed by Cellular Biomedicine Group, Inc. ("CBMG") with the Securities and Exchange Commission, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including risks regarding our ability to execute on proposed new products, services or development thereof, the results of our clinical research and development, particularly as they relate to CAR T-Cell therapies, regulatory infrastructure governing cell therapy and cellular biopharmaceuticals, our ability to enter into agreements with any necessary manufacturing, marketing and/or distribution partners for purposes of commercialization, our ability to seek intellectual property rights for our product candidates, uncertainty regarding competition in the industry in which we operate, overall market conditions, and the impact of the COVID-19 pandemic on our operations, including risks associated with the evolving COVID-19 pandemic and actions taken in response to it. Generally, forward-looking statements may be identified by terms such as "may," "will," "expects," "plans," "intends," "estimates," "potential," "promising," or "continue" or similar terms or the negative of these terms. These statements reflect CBMG's current views with respect to future events or to its future activities and involve known and unknown risks, uncertainties and other factors which may cause CBMG's actual activities, actions or achievements to be materially different from any future activities, actions or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. CBMG does not have any obligation to update these forward-looking statements other than as required by law.

- This presentation is strictly intended to provide general information about our company and business. Neither this presentation nor any part hereof constitutes an offer of securities.

An Anti-BCMA CAR T-Cell Therapy (C-CAR088) Shows Promising Safety and Efficacy Profile in Relapsed or Refractory Multiple Myeloma

An Gang, MD[1], Weiwei Sui, MS[1], Tingyu Wang[1], Xiaoyan Qu, MD, PhD[2], Xian Zhang, MD[3], Junfang Yang[3], Yan Zhang, MD[4], Lu Zhang, MD[4], Judy Zhu, MD[5], Chengxiao Zheng, MD[5], Xiuxiu Yan[5], Xiaoteng Lv, MS[5], Liping Lan, MS[5], Dingzhu Yang[5], Ningning Huo[5], Ting Han, MS[5], Dijun Zhao, MS[5], Shichao Qin[5], Junfeng Wu, PhD[5], Xin Yao, PhD[6], Shigui Zhu, PhD[6], Jiaqiang Ren, MD, PhD[6], Li Zhang, MD[6], Jiaqi Huang, PhD[6], Michael Humphries, MD[5], Yihong Yao, PhD[6], Daobin Zhou, MD[4], Jianyong Li, MD[2] and Peihua Lu, MD[3]

Abstract# 182

[1]Institute of Hematology & Blood Diseases Hospital, Chinese Academy of Medical Science and Peking Union Medical College, Tianjin, China; [2]Department of Hematology, The First Affiliated Hospital of Nanjing Medical University, Nanjing, China; [3]Hebei Yanda Lu Daopei Hospital, Langfang, China; [4]Peking Union Medical College Hospital, Chinese Academy of Medical Sciences and Peking Union Medical College, Beijing, China; [5]Cellular Biomedicine Group Inc, Shanghai, China; [6]Cellular Biomedicine Group Inc, Gaithersburg, MD

Disclosure

- I have NO relevant financial relationship or conflict of interest to disclose.

Presented at the American Society of Hematology (ASH) Annual Meeting, December 5–8, 2020, Abstract 182

Background: C-CAR088 - The 2nd-Gen CAR with Human scFv


L
VL
VH
TM
4-1 BB
ζ

- scFv of C-CAR088 specifically targets epitome cluster E3 in BCMA extra-cellular domain


1
10
S-S
20
30
S-S
S-S
40
54
MLQMAGQCSQNEYFDSLLHACIPCQLRCSSNTPPLTCQRYCNASVTNSVKGTNA
E1:1-7
N-terminal domain
E2:8-21
First disulfide bound defined domain
E3:24-41
Second (double) disulfide bound defined domain
E4:42-54
C-terminal extracellular domain

- Affinities of full-length antibody to human BCMA by Biacore analysis

Antibody	Human BCMA（KD nM）
BCMA-20	0.008

Good *in vitro* Anti-tumor Activity


NT
Positive control
CBM.BCMA
BCMA
Expression of BCMA on target cells
C-CAR088 expression
NH929
NH929-BCMA
MM.1S
%Cytotoxicity
Effector:Target
NT
Positive control
CBM.BCMA

Dose dependent *in vivo* anti-tumor activity



NSG mice were subcutaneously inoculated with 4×10[6] RPMI-8226 cells. After tumors grow to an average volume of ~100 mm[3], 2.5×10[6], 5×10[6] and 10×10[6] CAR-T cells were injected into the tail vein

Study Design and Objectives

- **Phase 1, open-Label, dose escalation and expansion studies conducted at 4 medical centers in China (NCT03751293, NCT03815383, NCT04322292, NCT04295018)**

Enrollment

Key Eligibility Criteria

- 18-75 years
- MM cells express BCMA
- Measurable MM
- ≥ 2 prior lines of therapy, including PI and IMiD
- Adequate hepatic, renal and cardiac function

Apheresis

C-CAR088 Manufacturing

Bridging if Needed

Lymphodepletion

- FLU 30mg/m^2 × 3d
- CY 300 mg/m^2 × 3d

Day-5 - Day-3

C-CAR088 Infusion

- 3+3 Dose Escalation
- (1.0-6.0)×10^6/Kg
- N=26*

Day0

Assessments & Follow-Up

N=23*

Day1 - Month12

Objectives	
• **Primary**	Safety: Rate of dose limiting toxicities; Incidence and severity of treatment-emergent adverse events (CTCAE V5.0)
• **Secondary**	Efficacy: IMWG 2016 ORR; DOR; PFS; OS
• **Exploratory**	CAR-T expansion and persistence

*Data Cut-off date: Oct 30, 2020

Presented at the American Society of Hematology (ASH) Annual Meeting, December 5–8, 2020, Abstract 182

Baseline Characteristics

Characteristic	N=23
Median age, yrs (range)	60 (45-74)
• Age ≥ 65, n (%)	8 (34.8)
Male/Female, n	13/10
MM type, n (%)	
• IgG	14 (60.9)
• IgA	2 (8.7)
• IgD	1 (4.3)
• Light Chain	6 (26.1)
ECOG PS, n (%)	
• 0	14 (60.9)
• 1	9 (39.1)
ISS stage, n (%)	
• I	6 (26.1)
• II	11 (47.8)
• III	6 (26.1)

Characteristic	N=23
High Risk Cytogenetics*, n (%)	
• 0	2 (8.7)
• 1	5 (21.7)
• 2	11 (47.8)
• 3	2 (8.7)
• Unknown	3 (13.0)
Median number of prior lines of therapy, n (range)	4 (2-12)
Prior Regimens, n (%)	
• Prior PIs and IMiDs	23 (100)
• Prior ASCT	6 (26.1)
• Prior CD38 mAb	6 (26.1)
Received bridging therapy, n (%)	4 (17.4)
Median infusion dosage, $\times 10^6$/kg (range)	3.0 (1.0-6.0)
• 1.0×10^6/kg, n (%)	3 (13.0)
• 3.0×10^6/kg, n (%)	11 (47.8)
• $4.5\text{-}6.0 \times 10^6$/kg§, n (%)	9 (39.1)

* Including 1q21 gain, del (17p), t (4;14) and t (14;16)

§ 1 patient received 4.5×10^6/kg and 1 received 5.0×10^6/kg

Safety

AEs * (≥25%), n (%)	Any Grade (N=23)	Grade ≥3 (N=23)
Neutropenia	23 (100)	21 (91.3)
Lymphopenia	21 (91.3)	20 (87.0)
Thrombocytopenia	21 (91.3)	9 (39.1)
Anemia	20 (87.0)	12 (52.2)
Elevated AST/ALT	13 (56.5)/8 (34.8)	4 (17.4)/0 (0)
Infection	12 (52.2)	6 (26.1)

*CTCAE V5.0

CRS & Neurotoxicity**	Any Grade (N=23)	Grade ≥3 (N=23)
CRS, n (%)	21 (91.3)	1 (4.3)
• Median days to onset, d (range)	6 (1-11)	
• Median days to resolution, d (range)	5 (2-9)	
• Treated with Tocilizumab, n (%)	6 (26.1)	
• Treated with Steroids, n (%)	2 (8.7)	
Neurotoxicity, n (%)	1 (4.3)	0 (0)
• Day to onset, d	8	
• Day to resolution, d	1	

** ASTCT Consensus Grading for Cytokine Release Syndrome and Neurologic Toxicity Associated with Immune Effector Cells 2019

Response


CR/sCR
VGPR
PR
ORR, %
100
80
60
40
20
0
43.5
47.8
4.3
100
54.5
36.4
9.1
44.4
44.4

Response	Overall (N=23)	1.0×10^6/kg (N=3)	3.0×10^6/kg (N=11)	4.5-6.0×10^6/kg (N=9)*
ORR, n (%)	22 (95.7)	3 (100)	11 (100)	8 (88.9)
Median Time to Response, m (range)	0.5 (0.4-2.1)	1.0 (0.4-1.0)	0.5 (0.4-2.1)	0.5 (0.5-0.9)
Median Time to CR, m (range)	1.6 (0.5-9.5)	NA	2.8 (0.5-9.5)	1.3 (0.5-6.2)

* 1 patient received 4.5×10^6/kg and 1 received 5.0×10^6/kg

Duration of Response and Progression-Free Survival


Dosage
4.5-6.0×10⁶ / kg
(N=9)*
3.0×10⁶ / kg
(N=11)
1.0×10⁶ / kg
(N=3)
Pt. 23
Pt. 22
Pt. 21
Pt. 20
Pt. 19
Pt. 18
Pt. 17
Pt. 16
Pt. 15
Pt. 14
Pt. 13
Pt. 12
Pt. 11
Pt. 10
Pt. 9
Pt. 8
Pt. 7
Pt. 6
Pt. 5
Pt. 4
Pt. 3
Pt. 2
Pt. 1
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72
Weeks after C-CAR088 infusion
SD
MR
PR
VGPR
CR
PD
MRD-
Drop out


PFS for C-CAR088
PFS
0.0
0.2
0.4
0.6
0.8
1.0
0 10 20 30 40 50 60 70
Weeks after Treatment
Dose = 1.0 x 10⁶/kg
Dose = 3.0 x 10⁶/kg
Dose = 4.5-6.0 x 10⁶/kg

- Median F/U: 6.2 months (range: 0.7-16.1)
- Median time to CR: 1.6 months (range: 0.5-9.5)
- Six-month PFS: 65.1% (95% CI,47.0 to 90.0)
- Median DoR has not reached

*1 patient received 4.5×10^6/kg and 1 received 5.0×10^6/kg

Dose Dependent CAR Expansion and Persistence in Peripheral Blood


CAR expansion within the 28 day
Blood CAR copies/µg gDNA
LLOQ
Days after C-CAR088 infusion
1x10⁶/kg(n=3)
3x10⁶/kg(n=11)
4.5-6x10⁶/kg(n=9)


CAR expansion status up to the most recent visit
Blood CAR copies/µg gDNA
LLOQ
Days after C-CAR088 infusion
1x10⁶/kg(n=3)
3x10⁶/kg(n=11)
4.5-6x10⁶/kg(n=9)

C_{max} (CAR copies/µg gDNA)


Cmax
Low
Mid
High
Dose Group

$AUC_{0\sim28day}$ CAR copies/µg gDNA


AUC
Low
Mid
High
Dose Group

$T_{max(day)}$, $P<0.05$


Tmax
Low
Mid
High
Dose Group

T_{last} (days)


Tlast
Low
Mid
High
Dose Group

Conclusion

- **C-CAR088 demonstrated a manageable safety profile**
  - Most cases of CRS were grade 1/2 with median time to onset of 6 days
  - Neurotoxicity (ICANS) was infrequent and generally low-grade with 1 grade 1 event

- **Dose dependent responses occurred early and deepened**
  - ORR: 95.7%, with 43.5% CR rate at median time to CR: 1.6 months (range: 0.5-9.5)
  - Median time to response: 0.5 month
  - At median 6.2 months follow up, 65.1% patients were progression-free at 6 months

- **We will continue to evaluate the therapeutic index of C-CAR088 based on more patients at 3-6.0×10^6 CAR-T cells/kg dose level**

Cut-off date: Oct 30, 2020

Presented at the American Society of Hematology (ASH) Annual Meeting, December 5–8, 2020, Abstract 182